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                                                                     EXHIBIT 4.B
                    [FORM OF FACE OF SPECIMAN CERTIFICATE]



             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


          NUMBER              [DRAWING OF EAGLE]                 SHARES


                           FINOVA Capital Corporation
                             a Delaware Corporation


           AUTHORIZED CAPITAL _______________ SHARES $1.00 PAR VALUE

THIS CERTIFIES THAT ______________________________ is the owner of
_____________________________________ full paid and non-assassable SHARES OF

                  FINOVA Capital Corporation, a Delaware corporation
CAPITAL STOCK OF ___________________________________________________________
transferable on the books of the Corporation in person or by duty authorized Attorney upon surrender of this Certificat properly endorsed.

IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duty authorized officers and sealed with the Seal of the Corporation, this _________________________ day of ___________________ A.D. 19____


___________________________             ____________________________
              SECRETARY                                 PRESIDENT


- --------------------------------------------------------------------------------

                  [FORM OF REVERSE OF SPECIMAN CERTIFICATE]



FOR VALUE RECEIVED, ________ hereby sell, assign and transfer unto ____________

____________________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________ Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

   Dated ______________ 19____

       In presence of
                                                _______________________________
_______________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.




                  THIS SPACE IS NOT TO BE COVERED IN ANY WAY